UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013.

CANADIAN TACTICAL TRAINING ACADEMY INC.

 (Exact name of registrant as specified in its charter)

Nevada	001-31444	98-0361119
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

7000 Cote de Liesse, Suite #8

Montreal, Quebec

Canada, H4T 1E7

(Address of principal executive offices)

514-373-8411

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 "Regulation FD Disclosure" shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 - Press Release of Canadian Tactical Training Academy, dated June 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN TACTICAL TRAINING ACADEMY INC

                                   (Registrant)

June 14, 2013

By: /s/ Jocelyn Moisan

Jocelyn Moisan

President and

a member of the Board of Directors

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Canadian Tactical Training Academy, dated June 14, 2013.